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                                                                     Exhibit (b)

EX-99-906CERT

Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, James E. Ross, President and I, Gary L. French, Treasurer of the State Street Institutional Investment Trust (the "Trust"), each certify that:

1. This Form N-CSR of the Trust for the period ended June 30, 2009 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.


By: /s/ James E. Ross
    ---------------------------------
    James E. Ross
    President (Principal Executive
    Officer)

Date: September 1, 2009


By: /s/ Gary L. French
    ---------------------------------
    Gary L. French
    Treasurer (Principal Financial
    Officer)

Date: September 1, 2009